UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 21, 2021

QAD Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22823	77-0105228
(State or other jurisdiction	(Commission	(IRS Employer Identification Number)
of incorporation)	File Number)

100 Innovation Place, Santa Barbara, California	93108
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (805) 566-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	QADA	NASDAQ Global Select Market
Class B Common Stock, $0.001 par value	QADB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 21, 2021, QAD Inc. held its annual meeting of stockholders (the "Annual Meeting"). Presented below are the voting results for the proposals submitted to stockholders at the Annual Meeting, which are further described in the Company's Definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on May 4, 2021.

At the Annual Meeting, the presence, in person or by proxy, of stockholders holding at least a majority of the voting power of our outstanding Class A common stock ("Class A Stock") and outstanding Class B common stock ("Class B Stock"), voting as a single class, constituted a quorum for the transaction of business. Each share of Class A Stock has one-twentieth (1/20th) of a vote and each share of Class B Stock has one (1) vote. As of the record date of April 22, 2021 (the "Record Date"), the issued and outstanding voting securities of the Company were as follows:

1.         17,380,897 shares of Class A Stock, equivalent to 869,044 votes outstanding;

2.         3,330,318 shares of Class B Stock, equivalent to 3,330,318 votes outstanding; and

3.         20,711,215 shares of Class A Stock and Class B Stock outstanding, equivalent to 4,199,362 votes entitled to be cast.

Present or represented by valid proxy at the Annual Meeting on a combined basis of Class A Stock and Class B Stock were 19,624,396 shares, equivalent to 3,936,651 shares voted representing 93.74% of the shares entitled to vote as of the Record Date. Therefore, a quorum was present for the purposes of the Annual Meeting.

Proposal 1. Election of Directors.

The stockholders elected five directors to serve until the annual meeting of stockholders in 2022 (or until their successors are elected and qualified) with the following vote:

CLASS A AND CLASS B COMMON STOCK VOTING TOGETHER

	FOR	WITHHELD	BROKER NON- VOTES

Pamela M. Lopker	3,333,464	287,430	315,757

Anton Chilton	3,349,891	271,003	315,757

Scott J. Adelson	3,506,705	114,190	315,756

Kathleen M. Crusco	3,587,406	33,489	315,756

Peter R. van Cuylenburg	3,562,757	58,138	315,756

Proposal 2. Advisory Vote on Executive Compensation.

The non-binding advisory resolution approving the compensation of the Company's named executive officers, commonly referred to as "say-on-pay", was approved with the following vote:

CLASS A AND CLASS B VOTING TOGETHER

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

3,573,812	46,087	996	315,756

Proposal 3. Appointment of Auditors.

The appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2022 was ratified with the following vote:

CLASS A AND CLASS B VOTING TOGETHER

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

3,920,191	15,956	504	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QAD Inc.

Dated: June 25, 2021	By:	/s/ Daniel Lender
Daniel Lender Chief Financial Officer